SELIGMAN
   --------------------                      [GRAPHIC OMITTED]
               FRONTIER
             FUND, INC.                         ANNUAL REPORT

                                              OCTOBER 31, 2001

                                                 -----o-----

                                               SEEKING GROWTH

                                              IN CAPITAL VALUE

                                                   THROUGH

                                               INVESTMENTS IN

                                                SMALL-COMPANY

                                                GROWTH STOCKS


                                               [LOGO OMITTED]
                                           J. & W. SELIGMAN & CO.
                                                INCORPORATED
                                              ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[GRAPHIC OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders ...................................  1
Interview With Your Portfolio Manager .................  2
Performance Overview ..................................  4
Portfolio Overview ....................................  6
Portfolio of Investments ..............................  8
Statement of Assets and Liabilities ................... 10
Statement of Operations ............................... 11
Statements of Changes in Net Assets ................... 12
Notes to Financial Statements ......................... 13
Financial Highlights .................................. 16
Report of Independent Auditors ........................ 18
Board of Directors .................................... 19
Executive Officers AND For More Information ........... 20
Glossary of Financial Terms ........................... 21

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

The past fiscal year was a difficult one for US equity markets. While small-company stocks generally outperformed larger-company stocks, growth stocks of all market capitalizations significantly underperformed their value stock counterparts. Against this background, Seligman Frontier Fund delivered a total return of -26.02% for the fiscal year ended October 31, 2001, based on the net asset value of Class A shares, with most of the negative performance occurring during the first half of the Fund's fiscal year. This return was ahead of the -31.50% total return delivered by the Russell 2000 Growth Index, and was also ahead of the Fund's peer group, as measured by the Lipper Small Cap Growth Funds Average, which returned -29.63%.

The US economy has been slowing since the third quarter of 2000, and in the third quarter of 2001, GDP growth fell into negative territory. On November 23, 2001, the National Bureau of Economic Research (NBER) announced that the US was in a recession, marking the end of the longest economic expansion since the NBER began charting such data in 1854. While the NBER does not provide any opinions as to the cause of the slowdown, other economists have cited factors such as rising energy prices and a tighter monetary policy by the US Federal Reserve Board. The tragic events of September 11 compounded an already difficult economic situation and made recession a certainty.

During this past fiscal year of sharp falloffs in corporate profits, rising unemployment, and high levels of economic uncertainty, stocks in general delivered poor returns. Growth stocks, which gain value based on prospects for future growth, were particularly hard hit. Seligman Frontier Fund suffered as a result of this negative environment for growth stocks, but performed better than small-cap growth stocks in general and better than its Lipper peer group of small-cap growth funds.

It has indeed been a difficult year for the economy, the stock market, and the Fund's shareholders. We are optimistic, however, regarding the coming year. The US government is providing significant amounts of both fiscal and monetary stimulus for the economy. Lower interest rates have already led to a surge in refinancing activity, which should mean that consumers will be able to spend more. In addition, the price of oil has fallen sharply over the past year, providing the economy with additional liquidity. We believe these factors should produce an economic recovery in 2002. If the economy does begin to recover, we believe this will particularly benefit small-cap stocks because these equities have traditionally performed well during periods of economic recovery. There are areas of uncertainty, however, particularly the global war on terrorism. The success of this endeavor will of course affect the economic recoveries that appear to be on the horizon in the US and around the world.

We appreciate your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager regarding the Fund's performance, as well as the Fund's investment results and financial statements including a portfolio of investments, follows this letter.

By order of the Board of Directors,




/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                 /s/ Brian T. Zino
                                 -----------------
                                 Brian T. Zino
                                 President

December 7, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER, MARK J. CUNNEEN

Q: HOW DID SELIGMAN FRONTIER FUND PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 2001?

A: Seligman Frontier Fund returned -26.02% for the fiscal year ended October 31, 2001, based on the net asset value of Class A shares. For the same time period, the Russell 2000 Growth Index returned -31.50%, and the Fund's peers, as measured by the Lipper Small Cap Growth Funds Average, returned -29.63%.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN FRONTIER FUND DURING THIS ONE-YEAR PERIOD?

A: The terrorist attacks on America on September 11 exacerbated an already difficult economic situation. Unemployment was rising, consumer confidence was falling, and prospects for corporate earnings were diminishing. However, the outlook for the immediate future remained hopeful and many economists believed that the US could achieve an economic soft landing and avoid a recession. Following September 11, however, it seemed certain that the US would fall into recession, and the only unknown was how long and how deep such a recession would be.

    Small- and mid-cap stocks outperformed large-cap stocks during this time because of favorable relative valuations and earnings, which have generally been growing faster among small- and mid-sized companies. Stocks that have done well in 2001 are not the traditional defensive issues but those that tend to outperform in periods of economic recovery, including retailers and consumer stocks.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

A: Toward the end of this period, weightings in consumer-oriented stocks were increased. We believe that consumer spending will pick up in 2002 and that investors will once again be attracted to these stocks. Investments in this area have focused on education stocks, which tend to show strength during periods of economic slowdown, and on video entertainment manufacturers. A forthcoming transition in platforms for video games is likely to spur demand for new products, which we believe will sustain the relatively high earnings growth rates of these companies. Finally, we have invested in several specialty retailers that we believe will be among the early beneficiaries of an economic recovery.


--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Small Company Growth Team, headed by Mark J. Cunneen and Rick Ruvkun. They are assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth. Team members include Michael Alpert, Michael Corcell, Rick Fier, Mitchell Schenkman, Stephan Yost, and Sharon Krawitz.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER, MARK J. CUNNEEN

    During the past fiscal year, the Fund's holdings in technology hurt overall performance, and the Fund's exposure there was reduced because of the continued slowdown in this sector. We continued to maintain a low weighting in semiconductors because we feel that demand may continue to be weak, while inventories remain high. The portfolio's weighting in telecommunication and wireless providers was also reduced because we believe that subscriber growth will be sluggish going forward. Instead, investments continued to be focused on software and services companies, which we believe are poised to excel as business confidence improves.

    The Fund continues to maintain a large weighting in health care. While health care as a whole was a poor performing sector over the past fiscal year, the health care stocks that the Fund owns delivered strong relative performance. The Fund's emphasis on hospital management companies, which typically perform well in a slow economy and which have benefited from Congressional action increasing Medicare payments, helped overall performance during this fiscal year.

Q:  WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP GROWTH SECTOR?

A: We continue to believe that the 2001 holiday shopping season will be difficult for retailers. While many have planned their inventories well, we believe consumer demand will ultimately be disappointing. Over the longer term, however, the high level of monetary and fiscal stimulus provided by the Fed and the government should benefit the retail industry. The Fund will continue to be cautiously repositioned to take advantage of this anticipated recovery.

    We expect to see clear signs of this rebound by the middle of 2002. Since financial markets tend to anticipate rather than react to an improvement in fundamentals, we expect equities to start showing strength at the beginning of the new year. However, short-term uncertainty is likely to keep markets volatile and trading close to current levels through year-end. The portfolio has thus been positioned defensively.

    We continue to believe that small-cap stocks offer greater opportunity than large-cap stocks. Historically, the stocks of smaller companies have delivered strong relative performance as the economy begins a recovery.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2001

                                                                                AVERAGE ANNUAL
                                                     ---------------------------------------------------------------------
                                                                                        CLASS B     CLASS C      CLASS D
                                                                                         SINCE       SINCE        SINCE
                                            SIX          ONE       FIVE        10      INCEPTION   INCEPTION    INCEPTION
                                          MONTHS*       YEAR       YEARS      YEARS     4/22/96     5/27/99      5/3/93
                                        -----------  ----------  --------   --------  ----------  -----------  -----------
CLASS A**
With Sales Charge                        (13.97)%     (29.53)%     (2.06)%    8.19%       n/a        n/a            n/a
Without Sales Charge                      (9.67)      (26.02)      (1.11)     8.71        n/a        n/a            n/a

CLASS B**
With CDSC+                               (14.54)      (29.86)      (2.17)      n/a      (2.44)%      n/a            n/a
Without CDSC                             (10.05)      (26.56)      (1.87)      n/a      (2.30)       n/a            n/a

CLASS C**
With Sales Charge and CDSC               (11.86)      (28.02)        n/a       n/a        n/a      (5.39)%          n/a
Without Sales Charge and CDSC            (10.06)      (26.63)        n/a       n/a        n/a      (5.01)           n/a

CLASS D**
With 1% CDSC                             (10.96)      (27.28)        n/a       n/a        n/a        n/a            n/a
Without CDSC                             (10.06)      (26.63)      (1.89)      n/a        n/a        n/a           7.18%

LIPPER SMALL CAP GROWTH
  FUNDS AVERAGE***                       (14.47)      (29.63)       8.82     12.63       7.78++     5.28(o)       13.10+++

RUSSELL 2000 GROWTH INDEX***             (17.14)      (31.50)       0.96      6.09      (0.40)++   (8.03)(o)       6.42+++

NET ASSET VALUE

                OCTOBER 31, 2001      APRIL 30, 2001        OCTOBER 31, 2000
              -------------------   -----------------     -------------------
CLASS A              $10.65               $11.79                 $15.88
CLASS B                9.67                10.75                  14.65
CLASS C                9.66                10.74                  14.65
CLASS D                9.66                10.74                  14.65


CAPITAL GAIN (LOSS) INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 2001

REALIZED            $(0.567)
UNREALIZED           (0.042)(oo)
PAID                  1.386

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

-------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. No adjustment was made to the performance of Class A shares for periods prior to June 1, 1992, the effective date for the annual Administration, Shareholder Services and Distribution (12b-1) Plan (the "Plan") to reflect the fee of up to 0.25% of average daily net assets payable under the Plan. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Small Cap Growth Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Growth Index (Russell Index) consists of small-company growth stocks. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales charges and the Russell Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
 (o) From May 31, 1999.
(oo) Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2001.

PERFORMANCE OVERVIEW

OCTOBER 31, 2001

   This chart compares a $10,000 hypothetical investment made in Seligman Frontier Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes the investment of dividends and capital gain distributions, if any, for the 10-year period beginning October 31, 1991 and ended October 31, 2001, to a $10,000 investment made in the Lipper Small Cap Growth Funds Average (Lipper Average)and the Russell 2000 Growth Index (Russell Index) for the same period. The performances of Seligman Frontier Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 4. It is important to keep in mind that the Lipper Average excludes the effect of sales charges, and the Russell Index excludes the effect of any fees or sales charges. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

[Data below represents line chart in printed piece.]

            SELIGMAN FRONTIER FUND CLASS A
            ------------------------------
               WITHOUT          WITH          LIPPER SMALL CAP      RUSSELL 2000
  DATE      SALES CHARGE     SALES CHARGE   GROWTH FUNDS AVERAGE      GROWTH
  ----      ------------     ------------   --------------------    ------------
10/31/91         9526           10000               10000              10000
                10603           11130               11185              11202
                 9775           10261               10301              10051
                 9571           10047               10207               9683
10/31/92        10082           10583               10703               9964
                11877           12468               12138              11332
                11152           11706               11529              10644
                12458           13077               12400              11421
10/31/93        14356           15069               13746              12721
                15373           16138               14232              13026
                14859           15598               13378              12191
                14263           14973               12661              11571
10/31/94        16280           17089               13939              12605
                15535           16308               13518              12128
                17512           18383               14656              13255
                20683           21712               17262              15473
10/31/95        21373           22436               17456              15200
                21221           22276               18356              16088
                24805           26039               21751              18471
                22030           23126               19654              15940
10/31/96        23219           24374               21542              17225
                24390           25603               22826              18500
                21964           23057               19866              15969
                27708           29086               25431              19966
10/31/97        28230           29634               26630              20872
                27633           29007               25984              20114
                31858           33442               29883              22948
                28250           29654               26576              19703
10/31/98        24211           25415               23408              17562
                26417           27731               28758              21565
                23744           24925               28706              22082
                25819           27103               31657              22562
10/31/99        24174           25376               33737              22704
                31746           33324               44047              29255
                31203           32755               46400              29012
                30138           31637               46469              27329
10/31/00        29689           31166               46701              26373
                27840           29225               43402              24759
                24314           25523               38424              21800
                25180           26432               38152              20958
10/31/01        21963           23055               32864              18064

Note: The Fund will no longer be compared to the Russell 2000 Index because this index represents both growth and value stocks. The Russell 2000 Growth Index represents small-cap growth stocks and is thus a more appropriate benchmark for the Fund. The Russell 2000 Index delivered average annual total returns of -12.70%, 6.07%, and 10.35%, for the one-year, five-year, and 10-year periods ended October 31, 2001.

   An investment in the Fund is subject to certain risks, including the possible loss of principal. The stocks of smaller companies may be subject to above-average market price fluctuations.

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
OCTOBER 31, 2001

                                                                                                    PERCENT OF NET ASSETS
                                                                                                 ---------------------------
                                                                                                         OCTOBER 31,
                                                                                                 ---------------------------
                                                       ISSUES       COST             VALUE           2001           2000
                                                      --------  -------------    -------------   ----------      -----------
COMMON STOCKS:
  Business Goods and Services .......................    8      $ 11,858,889     $ 12,021,634         6.8             2.4
  Chemicals .........................................    1         2,038,011        2,149,525         1.2              --
  Computer Software and Services ....................   11        11,151,532        9,272,841         5.3            21.6
  Consulting Services ...............................    4         2,659,021        2,835,654         1.6             2.3
  Consumer Goods and Services .......................   10        19,821,842       20,205,851        11.5             4.8
  Drugs and Health Care .............................   19        27,874,045       28,042,847        16.0            12.5
  Electronics .......................................    6         7,109,956        6,141,592         3.5             1.2
  Environmental Management ..........................    1         4,531,183        6,291,372         3.6             1.5
  Financial Services ................................    8         9,100,574        9,748,922         5.6             5.7
  Internet/Online ...................................   --                --               --          --             0.6
  Leisure and Entertainment .........................    2         4,133,545        3,389,275         1.9             0.9
  Media and Broadcasting ............................    2         3,270,634        2,948,680         1.7             1.9
  Medical Products and Technology ...................   17        12,278,990       13,614,379         7.7             4.9
  Networking/Communications Infrastructure ..........    3         2,217,298        2,405,587         1.4             1.5
  Resources .........................................    6         9,390,089       11,014,805         6.3             2.2
  Schools ...........................................    3         5,106,372        6,596,475         3.7             3.0
  Technology ........................................    6         6,105,238        4,901,211         2.8              --
  Telecommunications ................................    5        12,638,377        9,188,212         5.2            21.6
  Transportation ....................................    3         5,447,756        5,079,390         2.9             1.0
  Miscellaneous .....................................    1         1,186,834        1,347,885         0.8              --
                                                       ---     -------------    -------------     -------          ------
                                                       116       157,920,186      157,196,137        89.5            89.6
SHORT-TERM HOLDING AND
  OTHER ASSETS LESS LIABILITIES .....................    1        18,426,964       18,426,964        10.5            10.4
                                                       ---     -------------    -------------     -------          ------
NET ASSETS ..........................................  117      $176,347,150     $175,623,101       100.0           100.0
                                                       ===     =============    =============     =======          ======


LARGEST INDUSTRIES
OCTOBER 31, 2001

[Data below represents pie chart in printed piece.]



DRUGS AND HEALTH CARE                        $28,042,847
CONSUMER GOODS AND SERVICES                  $20,205,851
MEDICAL PRODUCTS AND TECHNOLOGY              $13,614,379
BUSINESS GOODS AND SERVICES                  $12,021,634
RESOURCES                                    $11,014,805

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                         TEN LARGEST SALES
---------------------                         -----------------
XTO Energy*                                   Caremark Rx**
Activision*                                   Western Wireless (Class A)
Duane Reade*                                  Advent Software
THQ                                           Cytyc
Trigon Healthcare                             Metris Companies
Spinnaker Exploration*                        Powertel**
Chesapeake Energy*                            Cooper Cameron**
Pioneer Natural Resources*                    AirGate PCS
Amkor Technology*                             Western Digital**
OM Group                                      King Pharmaceuticals**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

-------------------
 * Position added during the period.
** Position eliminated during the period.


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS

OCTOBER 31, 2001

SECURITY                                                    VALUE
--------                                                 ----------
Waste Connections .....................................  $6,921,372
THQ ...................................................   4,585,747
XTO Energy ............................................   4,509,000
Activision ............................................   3,824,439
Universal Health Services (Class B) ...................   3,497,774
Career Education ......................................   3,415,769
AirGate PCS ...........................................   3,325,608
Iron Mountain .........................................   3,311,440
Medicis Pharmaceutical (Class A) ......................   3,074,877
Community Health Care .................................   2,842,500
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001

                                      SHARES         VALUE
                                     --------    -------------
COMMON STOCKS  89.5%
BUSINESS GOODS AND
   SERVICES  6.8%
Acxiom*                               56,400     $     663,828
Cognex*                               38,900           740,267
Copart*                               75,900         2,228,804
CoStar Group*                         60,670         1,124,518
eFunds*                               10,700           166,653
Iron Mountain*                        84,800         3,311,440
MSC Industrial Direct (Class A)*     139,600         2,289,440
NYFIX*                                83,637         1,496,684
                                                 -------------
                                                    12,021,634
                                                 -------------
CHEMICALS  1.2%
OM Group                              35,500         2,149,525
                                                 -------------
COMPUTER SOFTWARE AND
   SERVICES  5.3%
Actuate                              104,900           435,335
Advent Software*                      16,900           652,086
Avocent*                              45,100           848,331
Henry (Jack) & Associates             84,400         2,085,524
Informatica*                          19,200           178,080
InterCept Group*                      30,100         1,072,613
NetIQ*                                20,300           571,141
SmartForce (ADRs)* (Ireland)          41,100           676,301
SonicWALL*                            49,000           695,310
Stellent*                             34,800           714,270
West*                                 57,800         1,343,850
                                                 -------------
                                                     9,272,841
                                                 -------------
CONSULTING SERVICES  1.6%

Corporate Executive Board*            37,000         1,134,605
Forrester Research*                   25,330           407,813
Resources Connection*                 22,000           483,560
Watson Wyatt Holdings*                45,900           809,676
                                                 -------------
                                                     2,835,654
                                                 -------------
CONSUMER GOODS AND
   SERVICES  11.5%
Activision*                          105,400         3,824,439
Brinker International*                94,100         2,390,140
Duane Reade*                          70,500         2,109,360
Electronics Boutique Holdings*        31,200           968,136
Foot Locker*                         139,600         2,024,200
Genesco*                              62,800         1,146,100
Oakley*                              141,500         1,511,220
THQ*                                  92,250         4,585,747
Tweeter Home
   Entertainment Group*               51,900           820,539
United Surgical Partners
   International*                     45,900           825,970
                                                 -------------
                                                    20,205,851
                                                 -------------
DRUGS AND
   HEALTH CARE   16.0%
Alkermes*                              8,200           209,920
Apria Healthcare Group*               70,400         1,619,200
Charles River
   Laboratories International*        51,300         1,723,680
Community Health Care*               113,700         2,842,500
CV Therapeutics*                       8,300           327,394
Endo Pharmaceuticals Holdings*        90,800           871,680
LifePoint Hospitals*                  48,200         1,504,081
Ligand Pharmaceuticals (Class B)*     30,300           404,656
Manor Care*                           96,800         2,261,248
Medicis Pharmaceutical (Class A)*     53,300         3,074,877
Noven Pharmaceuticals*                16,900           360,224
Novoste*                              32,200           371,749
PRAECIS Pharmaceuticals*             122,900           532,772
Priority Healthcare (Class B)*        97,900         2,837,631
Province Healthcare*                  86,000         2,366,290
Serologicals*                         30,900           544,612
Trigon Healthcare*                    37,100         2,277,569
Tularik*                              18,000           414,990
Universal Health
   Services (Class B)*                86,600         3,497,774
                                                 -------------
                                                    28,042,847
                                                 -------------
ELECTRONICS  3.5%
Amerigon (Class A)*                  406,052           458,839
EDO                                   11,700           315,315
Exar*                                 38,500           871,640
Fisher Scientific International*      67,600         2,021,240
Kopin*                               102,200         1,296,918
Pemstar*                              94,400         1,177,640
                                                 -------------
                                                     6,141,592
                                                 -------------

ENVIRONMENTAL
   MANAGEMENT  3.6%
Waste Connections*                   215,200         6,291,372
                                                 -------------
FINANCIAL SERVICES  5.6%
Affiliated Managers Group*            19,100         1,178,470
American Capital Strategies          101,800         2,521,077
Commerce Bancorp                       7,000           511,000
Fidelity National Financial*          11,600           266,916
Gallagher (Arthur J.)                 76,700         2,802,618
LaBranche*                             6,100           176,229
Metris Companies                     105,300         1,706,913
UCBH Holdings                         20,200           585,699
                                                 -------------
                                                     9,748,922
                                                 -------------
LEISURE AND
   ENTERTAINMENT  1.9%
Anchor Gaming*                        40,900         2,075,675
Station Casinos*                     160,000         1,313,600
                                                 -------------
                                                     3,389,275
                                                 -------------


----------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001

                                      SHARES         VALUE
                                     --------    -------------
MEDIA AND
   BROADCASTING  1.7%
4Kids Entertainment*                  40,800     $     856,800
Cox Radio (Class A)*                  96,400         2,091,880
                                                 -------------
                                                     2,948,680
                                                 -------------
MEDICAL PRODUCTS AND
   TECHNOLOGY  7.7%
Alexion Pharmaceuticals*              31,200           537,108
Alliance Imaging*                    112,400         1,376,900
Aviron*                               13,700           456,141
Cell Genesys*                         28,600           512,941
CuraGen*                              26,000           598,260
Cytyc*                                 6,500           170,690
Emisphere Technologies*               32,900           791,903
Genomic Solutions*                   160,800           359,388
Health Net*                           60,000         1,317,000
InterMune*                            62,100         2,714,391
Isis Pharmaceuticals*                 27,800           576,989
Lexicon Genetics*                     11,500           113,160
Medarex*                              20,600           424,257
Myriad Genetics*                      26,900         1,237,266
SangStat Medical*                     31,600           721,428
Transkaryotic Therapies*              41,300         1,571,672
Vical*                                10,600           134,885
                                                 -------------
                                                    13,614,379
                                                 -------------
NETWORKING/COMMUNICATIONS
   INFRASTRUCTURE  1.4%
Aeroflex*                             84,500         1,242,572
Extreme Networks*                     67,800           792,921
Foundry Networks*                     37,900           370,094
                                                 -------------
                                                     2,405,587
                                                 -------------
RESOURCES  6.3%
Chesapeake Energy*                   265,200         1,922,700
ENSCO International                    7,900           156,420
Pioneer Natural Resources*           112,700         1,917,027
Smith International*                   8,900           420,970
Spinnaker Exploration*                47,600         2,088,688
XTO Energy                           250,500         4,509,000
                                                 -------------
                                                    11,014,805
                                                 -------------
SCHOOLS  3.7%
Career Education*                    131,300         3,415,769
Corinthian Colleges*                  56,800         2,075,756
DeVry*                                41,000         1,104,950
                                                 -------------
                                                     6,596,475
                                                 -------------
TECHNOLOGY  2.8%
Amkor Technology*                    108,000         1,351,080
ANADIGICS*                            49,300           734,077
ATMI*                                 38,500           733,618
Credence Systems*                     59,100           807,601
MKS Instruments*                      19,100           412,178
TriQuint Semiconductor*               48,779           862,657
                                                 -------------
                                                     4,901,211
                                                 -------------

                                      SHARES
                                    PRIN. AMT.       VALUE
                                    ---------    -------------
TELECOMMUNICATIONS  5.2%
AirGate PCS*                          64,600 shs. $  3,325,608
Powerwave Technologies*               22,700           347,537
Price Communications*                 41,400           751,410
Rural Cellular (Class A)*            119,700         2,717,788
Western Wireless (Class A)*           70,100         2,045,869
                                                 -------------
                                                     9,188,212
                                                 -------------
TRANSPORTATION  2.9%
Arkansas Best*                        24,900           586,021
Atlantic Coast Airlines Holdings*    131,200         2,462,624
SkyWest*                             111,000         2,030,745
                                                 -------------
                                                     5,079,390
                                                 -------------
MISCELLANEOUS  0.8%
Gladstone Capital                     77,800         1,347,885
                                                 -------------
TOTAL COMMON STOCKS
  (Cost $157,920,186)                              157,196,137

REPURCHASE
   AGREEMENT  10.3%
  (Cost $18,000,000)
State Street Bank & Trust
   2.52%, dated 10/31/2001,
   maturing 11/1/2001,
   collateralized by
   $18,095,000 US Treasury
   Notes 6.625%, 3/31/2002,
   with a fair market value
   of $18,541,711                $18,000,000        18,000,000
                                                 -------------

TOTAL INVESTMENTS  99.8%
   (Cost $175,920,186)                             175,196,137

OTHER ASSETS
   LESS LIABILITIES  0.2%                              426,964
                                                 -------------
NET ASSETS   100.0%                               $175,623,101
                                                 =============


----------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001


ASSETS:
Investments, at value:
  Common stocks (cost $157,920,186) ...............................................   $157,196,137
  Short-term holdings (cost $18,000,000) ..........................................     18,000,000
                                                                                      ------------
Total Investments .................................................................................          $175,196,137
Cash ..............................................................................................               139,853
Receivable for securities sold ....................................................................             4,531,567
Receivable for Capital Stock sold .................................................................               259,261
Expenses prepaid to shareholder service agent .....................................................                78,338
Receivable for dividends and interest .............................................................                 3,185
Other .............................................................................................                 3,313
                                                                                                             ------------
TOTAL ASSETS ......................................................................................           180,211,654
                                                                                                             ------------

LIABILITIES:
Payable for securities purchased ..................................................................             3,637,309
Payable for Capital Stock repurchased .............................................................               478,955
Payable to the Manager ............................................................................               143,226
Accrued expenses and other ........................................................................               329,063
 ..................................................................................................          ------------
TOTAL LIABILITIES .................................................................................             4,588,553
 ..................................................................................................          ------------
NET ASSETS ........................................................................................          $175,623,101
                                                                                                             ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 500,000,000 shares authorized;
  17,221,533 shares outstanding):
  Class A .........................................................................................           $   932,539
  Class B .........................................................................................               253,996
  Class C .........................................................................................                19,997
  Class D .........................................................................................               515,620
Additional paid-in capital ........................................................................           185,227,456
Accumulated net investment loss ...................................................................               (38,106)
Accumulated net realized loss .....................................................................           (10,564,352)
Net unrealized depreciation of investments ........................................................              (724,049)
                                                                                                             ------------
NET ASSETS ........................................................................................          $175,623,101
                                                                                                             ============

NET ASSET VALUE PER SHARE:
  CLASS A ($99,320,119 / 9,325,394) ...............................................................                $10.65
                                                                                                                   ======
  CLASS B ($24,549,936 / 2,539,964) ...............................................................                $ 9.67
                                                                                                                   ======
  CLASS C ($1,932,195 / 199,973) ..................................................................                $ 9.66
                                                                                                                   ======
  CLASS D ($49,820,851 / 5,156,202) ...............................................................                $ 9.66
                                                                                                                   ======


--------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME:
Interest ...................................................................      $    700,198
Dividends ..................................................................           487,715
Other ......................................................................           693,524
                                                                                  ------------
TOTAL INVESTMENT INCOME ......................................................................         $  1,881,437

EXPENSES:
Management fee .............................................................         2,141,503
Distribution and service fees ..............................................         1,289,622
Shareholder account services ...............................................           895,874
Shareholder reports and communications .....................................           156,044
Registration ...............................................................            95,374
Custody and related services ...............................................            89,360
Auditing and legal fees ....................................................            76,344
Directors' fees and expenses ...............................................             2,056
Miscellaneous ..............................................................            14,766
                                                                                  ------------
TOTAL EXPENSES ...............................................................................            4,760,943
                                                                                                       ------------
NET INVESTMENT LOSS ..........................................................................           (2,879,506)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ...........................................        (9,761,992)
Net change in unrealized appreciation of investments .......................       (62,304,179)
                                                                                  ------------
NET LOSS ON INVESTMENTS ......................................................................          (72,066,171)
                                                                                                       ------------
DECREASE IN NET ASSETS FROM OPERATIONS .......................................................         $(74,945,677)
                                                                                                       ============

----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED OCTOBER 31,
                                                                     ----------------------------------
                                                                         2001                 2000
                                                                     -------------         ------------
OPERATIONS:
Net investment loss ..............................................   $ (2,879,506)         $ (6,478,224)
Net realized gain (loss) on investments ..........................     (9,761,992)           48,261,416
Net change in unrealized appreciation of investments .............    (62,304,179)           45,497,736
                                                                     ------------          ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ................    (74,945,677)           87,280,928
                                                                     ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .......................................................    (14,579,288)                   --
   Class B .......................................................     (3,921,630)                   --
   Class C .......................................................       (200,287)                   --
   Class D .......................................................     (8,998,406)                   --
                                                                     ------------          ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ........................    (27,699,611)                   --
                                                                     ------------          ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ................................     17,680,725            40,779,464
Exchanged from associated Funds ..................................    169,679,792           225,048,699
Value of shares issued in payment of gain distributions ..........     25,007,145                    --
                                                                     ------------          ------------
Total ............................................................    212,367,662           265,828,163
                                                                     ------------          ------------
Cost of shares repurchased .......................................    (62,940,833)         (145,191,803)
Exchanged into associated Funds ..................................   (181,915,105)         (266,269,211)
                                                                     ------------          ------------
Total ............................................................   (244,855,938)         (411,461,014)
                                                                     ------------          ------------
DECREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS .....................................    (32,488,276)         (145,632,851)
                                                                     ------------          ------------
DECREASE IN NET ASSETS ...........................................   (135,133,564)          (58,351,923)

NET ASSETS:
Beginning of year ................................................    310,756,665           369,108,588
                                                                     ------------          ------------
END OF YEAR (net of accumulated net investment
   loss of $38,106 and $54,036, respectively) ....................   $175,623,101          $310,756,665
                                                                     ============          ============


-----------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. Other income is derived primarily from the settlement of class action litigation and is recorded when received.

d. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman &Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended October 31, 2001, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended October 31, 2001, aggregated $265,171,413 and $314,273,226, respectively.

NOTES TO FINANCIAL STATEMENTS

   At October 31, 2001, the cost of investments for federal income tax purposes was $181,147,908, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $17,932,345 and $23,884,116, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $13,987 from sales of Class A shares. Commissions of $105,775 and $11,004 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 2001, fees incurred under the Plan aggregated $299,034, or 0.24% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended October 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $306,518, $20,030, and $664,040, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended October 31, 2001, such charges amounted to $27,038.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended October 31, 2001, amounted to $2,292.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2001, Seligman Services, Inc. received commissions of $2,345 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $34,419, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $895,874 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses. For the year ended October 31, 2001, the loss from the return on deferred fees was $7,289, reducing director fees expense. The accumulated balance at October 31, 2001, of $38,106 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the

NOTES TO FINANCIAL STATEMENTS

Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2001, the Fund did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD -- At October 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $5,336,630 which is available for offset against future taxable net capital gains, expiring in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                Class A                                             Class B
                        ------------------------------------------------------    -------------------------------------------------
                                         Year Ended October 31,                              Year Ended October 31,
                        ------------------------------------------------------    -------------------------------------------------
                                     2001                      2000                      2001                       2000
                        --------------------------   -------------------------    -------------------------------------------------
                            Shares       Amount        Shares       Amount        Shares        Amount       Shares       Amount
                        -----------  --------------  ----------  -------------    --------   -----------    ---------  ------------
Net proceeds from
  sales of shares         1,058,196  $  12,745,596    1,743,462  $  29,847,160     126,185   $ 1,339,091      226,548  $  3,543,960
Exchanged from
  associated Funds       12,776,459    158,107,732    9,735,067    160,850,224     676,595     8,076,617    2,222,679    33,676,767
Shares issued in
  payment of gain
  distributions             987,391     13,280,406           --             --     282,200     3,471,059        --            --
                        -----------  -------------   ----------  -------------   ---------  ------------   ----------  ------------
Total                    14,822,046    184,133,734   11,478,529    190,697,384   1,084,980    12,886,767    2,449,227    37,220,727
                        -----------  -------------   ----------  -------------   ---------  ------------   ----------  ------------
Cost of shares
  repurchased            (3,056,801)   (35,855,780)  (5,308,042)   (88,709,992)   (573,323)   (6,210,000)    (768,985)  (11,691,283)
Exchanged into
  associated Funds      (13,284,520)  (165,571,897) (10,593,021) (175,761,951)   (821,718)   (9,695,562)  (2,763,274)  (42,222,113)
                        -----------  -------------   ----------  -------------   ---------  ------------   ----------  ------------
Total                   (16,341,321)  (201,427,677) (15,901,063) (264,471,943) (1,395,041)  (15,905,562)  (3,532,259)  (53,913,396)
                        -----------  -------------   ----------  -------------   ---------  ------------   ----------  ------------
Decrease                 (1,519,275) $ (17,293,943)  (4,422,534) $ (73,774,559)   (310,061) $ (3,018,795)  (1,083,032) $(16,692,669)
                        ===========  =============   ==========  =============   =========  ============   ==========  ============


                                                 Class C                                             Class D
                        -----------------------------------------------------   --------------------------------------------------
                                         Year Ended October 31,                              Year Ended October 31,
                        -----------------------------------------------------   --------------------------------------------------
                                     2001                      2000                      2001                       2000
                        --------------------------  -------------------------   --------------------------------------------------
                            Shares     Amount        Shares       Amount        Shares       Amount        Shares        Amount
                        -----------  -----------  ----------  -------------   ---------  ------------   -----------   ------------
Net proceeds from
  sales of shares           104,481   $1,173,506     114,756    $ 1,782,144     224,468  $  2,422,532      365,264   $  5,606,200
Exchanged from
  associated Funds           51,481      629,793      72,130      1,116,976     219,164     2,865,650    2,039,673     29,404,732
Shares issued in
  payment of gain
  distributions              15,168      186,409          --             --     656,572     8,069,271           --             --
                        -----------   ----------  ----------  -------------   ---------  ------------   ----------   ------------
Total                       171,130    1,989,708     186,886      2,899,120   1,100,204    13,357,453    2,404,937     35,010,932
                        -----------   ----------  ----------  -------------   ---------  ------------   ----------   ------------
Cost of shares
  repurchased               (23,876)    (254,840)    (20,038)      (300,979) (1,883,023)  (20,620,213)  (2,936,043)   (44,489,549)
Exchanged into
  associated Funds          (70,181)    (740,039)    (78,805)    (1,217,727)   (544,079)   (5,907,607)  (3,285,540)   (47,067,420)
                        -----------   ----------  ----------  -------------   ---------  ------------   ----------   ------------
Total                       (94,057)    (994,879)    (98,843)    (1,518,706) (2,427,102)  (26,527,820)  (6,221,583)   (91,556,969)
                        -----------   ----------  ----------  -------------   ---------  ------------   ----------   ------------
Increase (decrease)          77,073   $  994,829      88,043   $  1,380,414  (1,326,898) $(13,170,367)  (3,816,646)  $(56,546,037)
                        ===========   ==========  ==========  =============   =========  ============   ==========   ============

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance for the past five years and one month or from its inception if less than five years and one month. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year. Effective for the period ended October 31, 1999, the Fund's Board of Directors approved the change of the Fund's fiscal year end to October 31 from September 30.

                                                                                CLASS A
                                                 -------------------------------------------------------------------
                                                  YEAR ENDED OCT. 31,     10/1/99        YEAR ENDED SEPTEMBER 30,
                                                 ---------------------      TO        ------------------------------
                                                   2001         2000      10/31/99      1999       1998       1997
                                                   ----         ----      --------      ----       ----       ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $15.88       $12.93      $13.23      $12.44     $17.55      $15.38
                                                  ------       ------      ------      ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................   (0.11)       (0.23)      (0.02)      (0.15)     (0.16)      (0.16)
Net realized and unrealized
  gain (loss) on investments ...................   (3.73)        3.18       (0.28)       0.94      (3.32)       3.20
                                                  ------       ------      ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............   (3.84)        2.95       (0.30)       0.79      (3.48)       3.04
                                                  ------       ------      ------      ------     ------      ------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...   (1.39)          --          --          --      (1.63)      (0.87)
                                                  ------       ------      ------      ------     ------      ------
TOTAL DISTRIBUTIONS ............................   (1.39)          --          --          --      (1.63)      (0.87)
                                                  ------       ------      ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD .................  $10.65       $15.88      $12.93      $13.23     $12.44      $17.55
                                                  ======       ======      ======      ======     ======      ======
TOTAL RETURN:                                    (26.02)%       22.82%     (2.27)%       6.35%   (21.32)%      21.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......  $99,320     $172,228    $197,424    $212,664   $379,945    $568,261
Ratio of expenses to average net assets ........    1.78%        1.62%       1.76%+      1.62%      1.47%       1.52%
Ratio of net loss to average net assets ........  (0.94)%      (1.37)%     (1.63)%+    (1.16)%    (1.05)%     (1.10)%
Portfolio turnover rate ........................  124.76%      133.44%       5.19%      56.31%     83.90%      97.37%

                                                                                CLASS B
                                                 -------------------------------------------------------------------
                                                  YEAR ENDED OCT. 31,     10/1/99        YEAR ENDED SEPTEMBER 30,
                                                 ---------------------      TO        ------------------------------
                                                   2001         2000      10/31/99      1999       1998       1997
                                                   ----         ----      --------      ----       ----       ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $14.65       $12.03      $12.32      $11.66     $16.68      $14.78
                                                  ------       ------      ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................   (0.19)       (0.32)      (0.02)      (0.23)     (0.27)      (0.27)
Net realized and unrealized
  gain (loss) on investments ...................   (3.40)        2.94       (0.27)       0.89      (3.12)       3.04
                                                  ------       ------      ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............   (3.59)        2.62       (0.29)       0.66      (3.39)       2.77
                                                  ------       ------      ------      ------     ------      ------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...   (1.39)          --          --          --      (1.63)      (0.87)
                                                  ------       ------      ------      ------     ------      ------
TOTAL DISTRIBUTIONS ............................   (1.39)          --          --          --      (1.63)      (0.87)
                                                  ------       ------      ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD .................  $ 9.67       $14.65      $12.03      $12.32     $11.66      $16.68
                                                  ======       ======      ======      ======     ======      ======
TOTAL RETURN:                                    (26.56)%       21.78%     (2.35)%       5.66%   (21.95)%      20.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......  $24,550      $41,755     $47,310     $49,080    $67,199     $69,869
Ratio of expenses to average net assets ........    2.54%        2.38%       2.52%+      2.38%      2.24%       2.30%
Ratio of net loss to average net assets ........  (1.70)%      (2.13)%     (2.39)%+    (1.92)%    (1.82)%     (1.88)%
Portfolio turnover rate ........................  124.76%      133.44%       5.19%      56.31%     83.90%      97.37%


---------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                   CLASS C
                                                 --------------------------------------------
                                                  YEAR ENDED OCT. 31,    10/1/99    5/27/99*
                                                 --------------------      TO         TO
                                                   2001        2000     10/31/99    9/30/99
                                                   ----        ----     --------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $14.65       $12.03     $12.32     $12.18
                                                  ------       ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................    (0.19)       (0.32)     (0.02)     (0.08)
Net realized and unrealized
  gain (loss) on investments ..................    (3.41)        2.94      (0.27)      0.22
                                                  ------       ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ..............    (3.60)        2.62      (0.29)      0.14
                                                  ------       ------     ------     ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ..    (1.39)          --         --         --
                                                  ------       ------     ------     ------
TOTAL DISTRIBUTIONS ...........................    (1.39)          --         --         --
                                                  ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD ................   $ 9.66       $14.65     $12.03     $12.32
                                                  ======       ======     ======     ======
TOTAL RETURN:                                    (26.63)%       21.78%    (2.35)%      1.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ......    $1,932       $1,801       $420       $403
Ratio of expenses to average net assets .......     2.54%        2.38%      2.52%+     2.36%+
Ratio of net loss to average net assets .......   (1.70)%      (2.13)%    (2.39)%+   (1.84)%+
Portfolio turnover rate .......................   124.76%      133.44%      5.19%     56.31%++


                                                                                CLASS D
                                                 -------------------------------------------------------------------
                                                  YEAR ENDED OCT. 31,     10/1/99        YEAR ENDED SEPTEMBER 30,
                                                 ---------------------      TO        ------------------------------
                                                   2001         2000      10/31/99      1999       1998       1997
                                                   ----         ----      --------      ----       ----       ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $14.65       $12.03      $12.32      $11.67     $16.69      $14.77
                                                  ------       ------      ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................    (0.19)       (0.32)      (0.02)      (0.23)     (0.27)      (0.27)
Net realized and unrealized
  gain (loss) on investments ...................   (3.41)        2.94       (0.27)       0.88      (3.12)       3.06
                                                  ------       ------      ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............   (3.60)        2.62       (0.29)       0.65      (3.39)       2.79
                                                  ------       ------      ------      ------     ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...   (1.39)          --          --          --      (1.63)      (0.87)
                                                  ------       ------      ------      ------     ------      ------
TOTAL DISTRIBUTIONS ............................   (1.39)          --          --          --      (1.63)      (0.87)
                                                  ------       ------      ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD .................  $ 9.66       $14.65      $12.03      $12.32     $11.67      $16.69
                                                  ======       ======      ======      ======     ======      ======
TOTAL RETURN:                                    (26.63)%       21.78%     (2.35)%       5.57%   (21.94)%      20.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......  $49,821      $94,974    $123,955    $136,173   $263,900    $390,904
Ratio of expenses to average net assets ........    2.54%        2.38%       2.52%+      2.38%      2.24%       2.30%
Ratio of net loss to average net assets ........  (1.70)%      (2.13)%     (2.39)%+    (1.92)%    (1.82)%     (1.88)%
Portfolio turnover rate ........................  124.76%      133.44%       5.19%      56.31%     83.90%      97.37%

--------------
 * Commencement of offering of shares.
 + Annualized.
++ For the year ended September 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Frontier Fund, Inc., including the portfolio of investments, as of October 31, 2001, and the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE llp
New York, New York
December 7, 2001

--------------------------------------------------------------------------------

BOARD OF DIRECTORS


--------------------------------------------------------------------------------

JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (3, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (2, 4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

------------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS


--------------------------------------------------------------------------------

WILLIAM C. MORRIS          MARK J. CUNNEEN       LAWRENCE P. VOGEL
CHAIRMAN                   VICE PRESIDENT        VICE PRESIDENT AND TREASURER

BRIAN T. ZINO              THOMAS G. ROSE        FRANK J. NASTA
PRESIDENT                  VICE PRESIDENT        SECRETARY

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services

(800) 445-1777    Retirement Plan
                  Services

(212) 682-7600    Outside the United States

(800) 622-4597    24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES-- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com






   THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK
     OF SELIGMAN FRONTIER FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, EXPENSES, AND ADDITIONAL RISK FACTORS. PLEASE READ THE
            PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



EQF2  10/01                             [RECYCLE LOGO] Printed on Recycled Paper